UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date Of Report  (Date Of Earliest Event Reported):  August 13, 2003

ADC TELECOMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-1424	41-0743912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13625 Technology Drive, Eden Prairie, Minnesota  55344

(Address of principal executive offices, including zip code)

(952) 938-8080

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

          (c)     Exhibits.

                                        Exhibit 99.1:       Press Release dated August 13, 2003.

Item 9.    Regulation FD Disclosure

On August 13, 2003 ADC Telecommunications, Inc. issued a press release announcing the resignation of Richard R. Roscitt as its Chairman of the Board, President and Chief Executive Officer and the appointment of Robert E. Switz as President and Chief Executive Officer and John A. Blanchard III as Chairman of the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADC TELECOMMUNICATIONS, INC.
(Registrant)

Date: August 13, 2003	By:	/s/ Robert E. Switz
Robert E. Switz
President, Chief Executive Officer and Chief Financial Officer

ADC TELECOMMUNCIATIONS, INC.

FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated August 13, 2003